                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2010

SEMI-ANNUAL REPORT

JUNE 30, 2010 (unaudited)

Van Eck VIP Trust

VAN ECK VIP EMERGING MARKETS FUND

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2010, and are subject to change.

VAN ECK VIP EMERGING MARKETS FUND

Effective May 1, 2010, the Worldwide Emerging Markets Fund was renamed the Van Eck VIP Emerging Markets Fund. The Fund’s investment objective did not change.

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund declined 3.48% for the six months ended June 30, 2010. The Fund significantly outperformed emerging markets equities in general as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which fell 6.04% for the same period.

We attribute the Fund’s notable outperformance on a relative basis primarily to effective individual stock selection, as well as an overweight in emerging Asia in the consumer discretionary sector relative to its benchmark index. As always, our investment process aims to capture high growth opportunities in the emerging market space. Over the course of the semi-annual period, this focus on secular growth trends—domestic consumption in particular—tilted the portfolio to the consumer discretionary sector. This tends to result in a bias toward small- and mid-capitalization companies. As of June 30, 2010, the Fund had a 15.1% weighting to the consumer discretionary sector, as compared to 6.4% for its benchmark index.

Market and Economic Review

Emerging market equities rallied to a high thus far in 2010 in mid-April, but the asset class subsequently gave back all of its first quarter gains—and more—amid recurring bouts of global risk aversion. The deterioration of the fiscal crisis in peripheral Europe, anxiety regarding the sustainability of the U.S. economic recovery, and concerns over a Chinese economic “hard landing” were the main considerations underlying lingering market turbulence. On some level, concerns regarding China were justified, as macroeconomic indicators released toward the end of the semi-annual period showed a moderation in China’s growth momentum due to monetary normalization, a gradual withdrawal of stimulatory initiatives and policy curbs on its property market. We would argue, however, that slowing monetary and fiscal policy in China is a normal response needed to manage one of the world’s fastest growing economies and should be expected by market participants as a responsible way to maintain sustainable growth over the longer term.

There is no doubt that the speed and magnitude of the global economic recovery among emerging markets has been remarkable. Yet justifiably so, questions remain about which economies will continue to lead global growth higher. It was conventional wisdom at the end of June to argue that emerging market fundamentals are better at this stage of the economic cycle than usual and, in particular, are better than those of developed economies at this point in time. These better fundamentals, in terms of current account and fiscal balances, limited any constraint on the stance of economic policies in emerging market countries during the first half of 2010 and we believe should, over time, result in better conditions to sustain growth relative to their developed market peers. It is well worth noting that the MSCI EM Index modestly outperformed the broad U.S. equity market, as measured by the S&P® 500 Index2, which declined 6.65% for the six-month period, and more significantly outpaced the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, which decreased 12.93%.

All that said, equity markets in all regions within the emerging markets lost ground during the first half of 2010, but with considerable variation in performance. Emerging Asia was the most resilient region with the MSCI EM Asia Index4 declining 3.80%. Its outperformance can be attributed to the southeast Asian markets of Indonesia* and Thailand*, which posted gains greater than 10% for the first half in U.S. dollar terms. China*, Hong Kong* and Taiwan* were notable detractors. The Emerging Europe, Middle East and African (EMEA) region trailed the MSCI EM Index with a 9.24% decline for the MSCI EM EMEA Index5 in U.S. dollar terms during the semi-annual period. The EMEA region’s performance was dragged lower mainly by the eastern European markets of Hungary*, Poland* and the Czech Republic*, as worsening macroeconomic fundamentals in the neighboring Eurozone negatively influenced their share prices. Russia*, Egypt* and Turkey* were the main outperformers within EMEA. Latin American equity markets overall posted the worst relative performance, with the MSCI EM Latin America Index6 declining 10.47% in U.S. dollar terms for the six-month period. Brazilian equities* were the main detractor from the region’s performance, while Colombia* and Mexico* were stronger.

From a sector* perspective, those market segments with more traditionally defensive qualities, including utilities, information technology and consumer staples, outperformed the MSCI EM Index. Consumer discretionary also outperformed. The global economically-sensitive, cyclical sectors of energy, materials and industrials lagged.

Fund Review

Contributors to the Fund’s outperformance during the six months ended June 30, 2010, included South Korea’s CJ O Shopping (1.1% of Fund net assets†). This retailer has developed a sound business model through its 24-hour home shopping television channels in its home country, and its stock performance benefited during the semi-annual period from

VAN ECK VIP EMERGING MARKETS FUND

expansion into an underpenetrated Chinese market. The Fund’s position in Mexican personal care product distributor Genomma Lab International (1.3% of Fund net assets†) also demonstrated strong price appreciation through the first half of 2010. Such outperformance was due in part to the company’s recent brand acquisitions in Mexico and to its initiatives to enter into the fast-growing Brazilian and U.S. Hispanic markets.

Detractors from the Fund’s semi-annual results included oil and gas exploration and production companies such as Brazil’s Petroleo Brasileiro (Petrobras) (0.8% of Fund net assets†) and Kazakhstan’s KazMunaiGas Exploration Production (1.4% of Fund net assets†). Concerns over global economic growth weighed on the entire energy sector, as crude oil prices ended the semi-annual period lower than where they started the year. The share price of KazMunaiGas Exploration Production was also negatively influenced by the Kazakh government’s announcement that it may introduce crude oil export duties. Petrobras’ shares were additionally under pressure stemming from uncertainties surrounding the timing and size of a proposed capital increase to support the company’s long-term investment program. Another detractor from Fund performance during the semi-annual period was Taiwan’s Ju Teng (0.7% of Fund net assets†), as this component supplier for global manufacturers of consumer electronics suffered from a weaker outlook on shipments due to order postponements.

At the end of June, the Fund maintained an overweighted position in Emerging Asia relative to the MSCI EM Index, as the region features high Gross Domestic Product (GDP) growth rates and low inflation; current account surpluses and large foreign exchange reserves; small fiscal deficits; and a sizable emerging middle class. The region’s corporate sector, in our view, also has solid fundamentals with strong earnings momentum and solid balance sheets. Perhaps most attractive about the region’s equities is that valuations were not demanding at the end of the semi-annual period.

We had a constructive view on Latin America but remained neutral in the Fund’s positioning due to region-wide tightening of monetary policy anticipated for the rest of the year. The Fund was underweight the EMEA region at the end of the semi-annual period relative to the MSCI EM Index, as macroeconomic fundamentals for nations within this region, in our view, were the least compelling within the emerging markets universe.

By sector, we continued to favor consumer discretionary-related names over the materials and energy sectors. While the Fund maintained an overweight position in information technology relative to the MSCI EM Index at the end of June, we gradually reduced the Fund’s positioning in this sector, redeploying proceeds into the health care sector. From a capitalization perspective, we maintained a bias towards small- and mid-capitalization stocks, as these companies, we believe, continue to have the greatest potential to leverage off of the strong growth in domestic consumption that attracts so many investors to the emerging market equities asset class.

* * *

Looking forward, we see the potential for a moderation in global economic growth, but a collapse in growth is not the base case for us. Risk factors ahead include the potential for downward revisions in corporate earnings estimates, although we are of the opinion that revisions overall will not be severe enough to signal an imminent earnings recession. Additionally, the prospects for downward pressure on earnings estimates appear to have already been priced into equity markets at the time of this writing. At current levels, we believe that investors are overlooking inexpensive valuations in emerging markets, especially in the context of relatively higher economic growth rates compared to developed markets, flexible exchange rates, current account surpluses and reassuring fiscal reserves.

We expect the second half of 2010 may encourage investors to be more constructive toward emerging market equities, as anxieties about the global context fade thereby allowing investors to refocus on generally positive fundamentals within the asset class. It may take time before fears seen at the end of the semi-annual period regarding a double-dip of the global economy and of a Chinese economic hard landing subside. However, we are upbeat on the prospects for emerging market economies and companies over the mid- to long-term. Near-term inflation risks have declined due to moderating food prices and lower energy prices. Also, in general, real wage increases, low per-capita consumption levels and increasing penetration of consumer credit have allowed for strong domestic demand within emerging markets. We continue to believe that this is one of the most powerful themes for emerging markets and should be a strong secular trend for the asset class for years to come. We firmly believe in the bright fundamental growth prospects for emerging markets, as overall, developing economies boast strong balance sheets at the country, household and consumer levels, favorable demographics, and an abundance of sectors with solid secular growth prospects.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager

July 16, 2010

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2010

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

[2]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[3]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[5]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

[6]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

VAN ECK VIP EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2010.

*	Percentage of net assets.

**	Percentage of investments.

Portfolio subject to change.

VAN ECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2010 (unaudited)

Localiza Rent a Car S.A.
(Brazil, 2.2%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Lotte Shopping Co., Ltd.
(South Korea, 2.2%)
Lotte Shopping operates department stores and discount stores in South Korea. The company retails clothing, household goods, foods and other items through several branches. Lotte Shopping also operates movie theaters and Krispy Kreme Doughnuts chains.

SJM Holdings Ltd.
(Hong Kong, 2.1%)
SJM offers amusement and recreation services. The company operates casinos, hotels and other tourism-related facilities in Macau.

Tencent Holdings Ltd.
(China, 2.1%)
Tencent provides Internet, mobile and telecommunication value-added services in China. The company has an instant messaging community in China and provides online advertising and gaming services.

BR Malls Participacoes S.A.
(Brazil, 2.0%)
BR Malls is a shopping mall service provider; managing, consulting and leasing services for shopping centers and commercial and business centers throughout Brazil.

Hyundai Mobis Co. Ltd.
(South Korea, 2.0%)
Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Naspers Ltd.
(South Africa, 2.0%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

Cia Vale do Rio Doce (CVRD)
(Brazil, 1.9%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Anhanguera Educacional Participacoes S.A.
(Brazil, 1.9%)
Anhanguera is a group of universities offering undergraduate and graduate studies in Sao Paulo. The school offers courses in business administration, law, engineering, psychology, physiotherapy and other subjects

Diagnosticos da America S.A.
(Brazil, 1.8%)
DASA specializes in diagnostic medicine and preventive health. The company provides services to patients in the area of clinical analysis, specialized tests and image diagnosis with locations in Sao Paulo, Rio de Janeiro and Parana, Brazil.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010- June 30, 2010

Initial Class	Actual	$1,000.00	$965.20	$6.19
	Hypothetical**	$1,000.00	$1,018.50	$6.36

Class R1	Actual	$1,000.00	$965.20	$6.24
	Hypothetical**	$1,000.00	$1,018.45	$6.41

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2010), of 1.27% on Initial Class Shares, and 1.28% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 91.0%
Brazil: 11.6%
281,000	BR Malls Participacoes S.A.	$3,692,698
80,400	Cia Hering S.A.	2,093,518
155,000	Cielo S.A.	1,317,285
336,000	Diagnosticos da America S.A.	3,160,820
69,000	Drogasil S.A.	1,318,836
120,000	Hypermarcas S.A. *	1,539,058
350,000	Localiza Rent a Car S.A.	4,027,424
106,000	Marisa Lojas S.A. *	1,219,147
40,000	Petroleo Brasileiro S.A. (ADR)	1,372,800
21,000	Totvs S.A.	1,539,690

		21,281,276

China / Hong Kong: 18.5%
50,000	AsiaInfo Holdings, Inc. (USD) *	1,093,000
1,990,000	China High Precision Automation Group Ltd. * #	1,147,798
2,960,000	EVA Precision Industrial Holdings Ltd. #	1,382,523
1,390,000	Fu Ji Food & Catering Services Holdings Ltd. * #	—
2,210,000	Fushan International Energy Group Ltd. #	1,241,865
63,000	Home Inns & Hotels Management, Inc. (ADR) *	2,459,520
2,146,000	Ju Teng International Holdings Ltd. #	1,317,423
695,000	Lianhua Supermarket Holdings Co. Ltd. #	2,545,792
528,000	L’Occitane International S.A. * (b)	1,151,349
1,448,181	Noble Group Ltd. (SGD) #	1,750,395
2,885,000	Pacific Basin Shipping Ltd. #	1,785,339
3,414,000	Peace Mark Holdings Ltd. * #	—
615,000	Ports Design Ltd. #	1,564,240
9,822,490	Qin Jia Yuan Media Services Co. Ltd. #	1,640,084
16,080,000	REXLot Holdings Ltd. #	1,471,598
4,675,000	SJM Holdings Ltd. #	3,915,346
4,370,000	Soho China Ltd. #	2,528,833
227,500	Tencent Holdings Ltd. #	3,769,049
1,029,200	Tian An China Investment Co. Ltd. #	657,098
204,000	Tsingtao Brewery Co. Ltd. #	952,982
720,000	Yanzhou Coal Mining Co. Ltd. #	1,384,441

		33,758,675

India: 7.8%
350,000	Crompton Greaves Ltd. #	1,932,286
75,000	Financial Technologies India Ltd. #	2,141,738
1,282,400	Hirco PLC (GBP) * #	2,577,923
195,000	Housing Development & Infrastructure Ltd. * #	1,036,316
125,000	Mundra Port & Special Economic Zone Ltd. #	1,971,707
539,000	Rolta India Ltd. #	1,928,656
210,769	Shriram Transport Finance Co. Ltd. #	2,597,416

		14,186,042

Indonesia: 4.2%
8,000,000	Adaro Energy Tbk PT #	1,737,635
11,000,000	Bank Tabungan Negara Tbk PT #	2,041,440
8,000,000	Mitra Adiperkasa Tbk PT * #	579,025
3,375,000	Perusahaan Gas Negara PT #	1,430,731
1,770,000	PT Bank Rakyat Indonesia Tbk #	1,797,008

		7,585,839

Israel: 0.4%
182,500	Queenco Leisure International Ltd. (GDR) * R (a)	757,818

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Kazakhstan: 2.8%
108,350	Eurasian Natural Resources Corp. (GBP) #	$1,378,739
136,000	Halyk Savings Bank of Kazakhstan (GDR) * # Reg S	1,065,975
60,000	Kazakhstan Kagazy PLC (GDR) * (a)	11,400
510,300	Kazakhstan Kagazy PLC (GDR) * R (a)	96,957
140,000	KazMunaiGas Exploration (GDR) # Reg S	2,579,065

		5,132,136

Malaysia: 0.6%
1,235,400	CB Industrial Product Holding BHD #	1,009,946

Mexico: 2.2%
328,700	Banco Compartamos, S.A. de C.V.	1,708,430
713,600	Genomma Lab Internacional, S.A. de C.V. *	2,369,829

		4,078,259

Panama: 0.8%
34,500	Copa Holdings S.A. (Class A) (USD)	1,525,590

Peru: 0.9%
18,900	Credicorp Ltd. (USD)	1,717,821

Philippines: 1.1%
5,800,000	Alliance Global Group, Inc. * #	665,612
37,250,000	Megaworld Corp. #	1,088,195
19,400,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) * #	246,921

		2,000,728

Poland: 1.1%
710,000	International Personal Finance PLC (GBP) #	2,008,255

Russia: 8.2%
223,000	Globaltrans Investment PLC (GDR) # Reg S	3,114,914
55,000	Lukoil (ADR)	2,832,500
182,000	Novorossiysk Sea Trade Port (GDR) * # Reg S	1,971,112
31,300,000	OGK-3 OJSC * (b)	1,665,623
81,000	Pharmstandard (GDR) * # Reg S	1,763,134
797,000	Sberbank RF	1,914,831
49,000	X5 Retail Group N.V. (GDR) * #	1,668,650

		14,930,764

Singapore: 0.7%
2,110,000	CSE Global Ltd. #	1,312,380

South Africa: 4.8%
55,000	African Rainbow Minerals Ltd. #	1,150,839
105,000	Naspers Ltd. #	3,535,926
240,000	Spar Group Ltd. #	2,490,410
126,114	Standard Bank Group Ltd. #	1,672,408

		8,849,583

South Korea: 11.9%
174,500	Cheil Worldwide, Inc. #	1,825,285
25,400	CJ O Home Shopping Co. Ltd. * #	2,038,258
21,800	Hyundai Mobis Co. Ltd. #	3,656,394
13,800	Lotte Shopping Co. #	3,962,621
36,000	Samsung Card Co. #	1,453,889
3,600	Samsung Electronics Co. Ltd. #	2,257,971
13,700	Samsung Techwin Co. Ltd. #	1,175,361
6,500	Shinsegae Co. Ltd. #	2,808,481
122,000	Woongjin Thinkbig Co. Ltd. #	2,520,354

		21,698,614

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Taiwan: 8.4%
1,735,000	Advanced Semiconductor Engineering, Inc. #	$1,366,085
1,700,000	Alpha Networks, Inc. #	1,299,343
620,000	China Ecotek Corp. #	910,675
905,000	Faraday Technology Corp. #	1,392,758
548,000	Hon Hai Precision Industry Co. Ltd. * #	1,920,834
75,000	Largan Precision Co. Ltd. #	1,193,056
285,700	Lumax International Corp. Ltd. #	460,771
559,000	Novatek Microelectronics Corp. Ltd. #	1,500,149
335,000	Powertech Technology, Inc. #	930,134
780,000	President Chain Store Corp. #	2,301,833
225,000	Simplo Technology Co. Ltd. #	1,219,435
649,213	Wistron Corp. #	951,318

		15,446,391

Thailand: 1.3%
2,650,000	Tisco Financial Group PCL #	2,331,253

Turkey: 1.9%
48,000	BIM Birlesik Magazalar A.S. #	1,330,349
897,085	Sinpas Gayrimenkul Yatirim Ortakligi A.S. * #	1,068,595
253,000	Turkiye Garanti Bankasi A.S. #	1,052,893

		3,451,837

United Kingdom: 0.7%
50,000	Standard Chartered PLC #	1,217,521

United States: 1.1%
95,000	First Cash Financial Services, Inc. *	2,071,000

Total Common Stocks (Cost: $148,613,192)		166,351,728

PREFERRED STOCKS: 4.8%
Brazil: 4.8%
230,000	Anhanguera Educacional Participacoes S.A.	3,440,443
163,064	Cia Vale do Rio Doce	3,450,995
250,000	Rossi Residencial S.A.	1,826,870

Total Preferred Stocks (Cost: $4,887,465)		8,718,308

MONEY MARKET FUND: 2.2% (Cost: $4,064,083)
4,064,083	AIM Treasury Portfolio - Institutional Class	4,064,083

Total Investments: 98.0% (Cost: $157,564,740)		179,134,119
Other assets less liabilities: 2.0%		3,739,998

NET ASSETS: 100.0%		$182,874,117

ADR — American Depositary Receipt
GBP — British Pound
GDR — Global Depositary Receipt
PHP — Philippine Peso
SGD — Singapore Dollar
USD — United States Dollar

*	Non-income producing
(a)	Illiquid Security — the aggregate value of illiquid securities is $866,175 which represents 0.5% of net assets.
(b)	Affiliated issuer—as defined under the Investment Company Act of 1940.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $123,694,783 which represents 67.6% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $854,775, or 0.5% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC (GDR) (a)	7/19/2007	510,300	$2,551,500	$96,957	0.1%
Queenco Leisure International Ltd. (GDR) (a)	7/3/2007	182,500	3,481,828	757,818	0.4

			$6,033,328	$854,775	0.5%

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Market Value 6/30/10

L’Occitane International S.A.	$—	$1,084,687	$—	$—	$—	$1,151,349
OGK-3 OJSC	—	2,190,230	—	—	—	1,665,623

Total	$—	$3,274,917	$—	$—	$—	$2,816,972

Summary of Investments by Sector (unaudited)		% of Investments		Value

Basic Materials		3.4%		$6,088,930
Communications		8.8		15,683,041
Consumer, Cyclical		18.8		33,743,225
Consumer, Non-cyclical		16.6		29,729,233
Diversified		1.4		2,416,007
Energy		6.2		11,148,306
Financial		20.8		37,302,590
Industrial		10.1		18,048,689
Technology		9.9		17,813,661
Utilities		1.7		3,096,354
Money Market Fund		2.3		4,064,083

		100.0%		$179,134,119

The summary of inputs used to value investments as of June 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Brazil	$21,281,276	$—	$—	$21,281,276
China / Hong Kong	4,703,869	29,054,806	—	33,758,675
India	—	14,186,042	—	14,186,042
Indonesia	—	7,585,839	—	7,585,839
Israel	757,818	—	—	757,818
Kazakhstan	108,357	5,023,779	—	5,132,136
Malaysia	—	1,009,946	—	1,009,946
Mexico	4,078,259	—	—	4,078,259
Panama	1,525,590	—	—	1,525,590
Peru	1,717,821	—	—	1,717,821
Philippines	—	2,000,728	—	2,000,728
Poland	—	2,008,255	—	2,008,255
Russia	6,412,955	8,517,809	—	14,930,764
Singapore	—	1,312,380	—	1,312,380
South Africa	—	8,849,583	—	8,849,583
South Korea	—	21,698,614	—	21,698,614
Taiwan	—	15,446,391	—	15,446,391
Thailand	—	2,331,253	—	2,331,253
Turkey	—	3,451,837	—	3,451,837
United Kingdom	—	1,217,521	—	1,217,521
United States	2,071,000	—	—	2,071,000

Preferred Stocks:
Brazil	8,718,308	—	—	8,718,308

Money Market Fund	4,064,083	—	—	4,064,083

Total	$55,439,336	$123,694,783	$—	$179,134,119

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (unaudited)

Assets:
Investments, at value (Cost: $157,564,740)	$179,134,119
Cash	10,196
Foreign currency (Cost: $1,180,409)	1,181,944
Receivables:
Investments sold	3,640,497
Shares of beneficial interest sold	173
Dividends and interest	398,350

Total assets	184,365,279

Liabilities:
Payables:
Investments purchased	727,552
Shares of beneficial interest redeemed	297,885
Due to Adviser	153,380
Deferred Trustee Fees	45,991
Accrued expenses	266,354

Total liabilities	1,491,162

NET ASSETS	$182,874,117

Initial Class Shares:
Net Assets	$136,335,265

Shares of beneficial interest outstanding	12,669,119

Net asset value, redemption and offering price per share	$10.76

Class R1 Shares:
Net Assets	$46,538,852

Shares of beneficial interest outstanding	4,328,275

Net asset value, redemption and offering price per share	$10.75

Net Assets consist of:
Aggregate paid in capital	$193,628,604
Net unrealized appreciation	21,388,408
Distributions in excess of net investment income	(1,043,394)
Accumulated net realized loss	(31,099,501)

$182,874,117

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $152,473)		$1,822,843
Interest		435

Total income		1,823,278

Expenses:
Management fees	$1,027,785
Custodian fees	178,953
Professional fees	17,720
Insurance	3,058
Trustees’ fees and expenses	6,837
Report to shareholders	50,375
Transfer agent fees – Initial Class Shares	13,540
Transfer agent fees – R1 Class Shares	6,939
Interest	954
Other	3,589

Total expenses		1,309,750

Net investment income		513,528

Net realized gain (loss) on:
Investments (net of foreign taxes of $179,555)		25,493,940
Forward foreign currency contracts and foreign currency transactions		(459,491)

Net realized gain		25,034,449

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $182,521)		(33,347,390)
Foreign denominated assets and liabilities and forward foreign currency contracts		372,345

Change in net unrealized appreciation (depreciation)		(32,975,045)

Net Decrease in Net Assets Resulting from Operations		$(7,427,068)

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009

	(unaudited)
Operations:
Net investment income	$513,528	$766,599
Net realized gain (loss)	25,034,449	(36,341,444)
Net increase from payment from Adviser (see Note 11)	—	774,938
Change in net unrealized appreciation (depreciation)	(32,975,045)	149,969,780

Net increase (decrease) in net assets resulting from operations	(7,427,068)	115,169,873

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(1,000,363)	(177,910)
Class R1 Shares	(349,298)	(59,012)

	(1,349,661)	(236,922)

Distributions from net realized capital gains
Initial Class Shares	—	(7,192,696)
Class R1 Shares	—	(2,385,762)

	—	(9,578,458)

Total dividends and distributions	(1,349,661)	(9,815,380)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	15,195,534	67,892,635
Class R1 Shares	3,864,260	18,442,001

	19,059,794	86,334,636

Reinvestment of dividends and distributions
Initial Class Shares	1,000,363	7,370,606
Class R1 Shares	349,298	2,444,774

	1,349,661	9,815,380

Cost of shares redeemed
Initial Class Shares	(40,356,831)	(63,150,220)
Class R1 Shares	(14,637,181)	(13,850,846)
Redemption fees	11,566	30,549

	(54,982,446)	(76,970,517)

Net increase (decrease) in net assets resulting from share transactions	(34,572,991)	19,179,499

Total increase (decrease) in net assets	(43,349,720)	124,533,992

Net Assets:
Beginning of period	226,223,837	101,689,845

End of period (including distributions in excess of net investment income of ($1,043,394) and ($207,261), respectively)	$182,874,117	$226,223,837

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	1,366,235	8,017,278
Shares reinvested	95,001	1,489,012
Shares redeemed	(3,676,236)	(7,632,175)

Net increase (decrease)	(2,215,000)	1,874,115

Class R1 Shares:
Shares sold	350,136	2,195,834
Shares reinvested	33,203	494,893
Shares redeemed	(1,340,156)	(1,685,412)

Net increase (decrease)	(956,817)	1,005,315

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$11.22		$5.89		$27.71	$24.98	$19.91	$15.21

Income (Loss) from Investment Operations:
Net Investment Income	0.02		0.04		0.07	0.12	0.14	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		5.83		(12.20)	7.47	7.15	4.63
Payment from Adviser	—		0.04	(d)	—	—	—	—

Total from Investment Operations	(0.39)		5.91		(12.13)	7.59	7.29	4.83

Less:
Dividends from Net Investment Income	(0.07)		(0.01)		—	(0.12)	(0.13)	(0.13)
Distributions from Net Realized Capital Gains	—		(0.57)		(9.69)	(4.74)	(2.09)	—

Total Dividends and Distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)	(0.13)

Redemption Fees	—	(c)	—	(c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$10.76		$11.22		$5.89	$27.71	$24.98	$19.91

Total Return (a)	(3.48	)%(f)	113.17	%(d)	(64.77)%	37.56%	39.51%	32.00%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$136,335		$166,991		$76,566	$255,052	$220,361	$198,077
Ratio of Gross Expenses to Average Net Assets	1.27	%(e)	1.22%		1.29%	1.23%	1.33%	1.35%
Ratio of Net Expenses to Average Net Assets (b)	1.27	%(e)	1.22%		1.29%	1.23%	1.33%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.50	%(e)	0.49%		0.53%	0.45%	0.63%	1.10%
Portfolio Turnover Rate	41	%(f)	68%		45%	80%	52%	65%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.21% for the Initial Class shares for the year ended December 31, 2009. The ratio for all other years shown would be unchanged if any interest expense incurred during those years was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss (see Note 11).
(e)	Annualized
(f)	Not annualized

See Notes to Financial Statements

	Class R1 Shares

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$11.21		$5.87		$27.68	$24.95	$19.89	$15.21

Income (Loss) from Investment Operations:
Net Investment Income	0.02		0.03		0.07	0.11	0.13	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		5.85		(12.19)	7.48	7.15	4.64
Payment from Adviser	—		0.04(d	)	—	—	—	—

Total from Investment Operations	(0.39)		5.92		(12.12)	7.59	7.28	4.81

Less:
Dividends from Net Investment Income	(0.07)		(0.01)		—	(0.12)	(0.13)	(0.13)
Distributions from Net Realized Capital Gains	—		(0.57)		(9.69)	(4.74)	(2.09)	—

Total Dividends and Distributions	(0.07)		(0.58)		(9.69)	(4.86)	(2.22)	(0.13)

Redemption fees	—	(c)	—	(c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$10.75		$11.21		$5.87	$27.68	$24.95	$19.89

Total Return (a)	(3.48	) %(f)	113.39	%(d)	(64.75)%	37.62%	39.49%	31.86%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$46,539		$59,233		$25,134	$104,412	$80,848	$56,219
Ratio of Gross Expenses to Average Net Assets	1.28	%(e)	1.22%		1.29%	1.24%	1.35%	1.38%
Ratio of Net Expenses to Average Net Assets (b)	1.28	%(e)	1.22%		1.29%	1.24%	1.35%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.49	%(e)	0.43%		0.47%	0.42%	0.62%	1.04%
Portfolio Turnover Rate	41	%(f)	68%		45%	80%	52%	65%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.23% for the Class R1 Shares for the year ended December 31, 2007. The ratio for all other years shown would be unchanged if any interest expense incurred during those years was excluded.

(c)	Amount represents less than $0.005 per share
(d)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss (see Note 11).
(e)	Annualized
(f)	Not annualized

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund, formerly Worldwide Emerging Markets Fund, (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

NOTES TO FINANCIAL STATEMENTS
(continued)

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. Details of this disclosure are found below.

The impact of transactions in derivative instruments, during the period ended June 30, 2010, were as follows:

Foreign exchange risk
Realized gain (loss)[1]:
Forward foreign currency contracts	$(176,316)

[1] Statement of operations location: Net realized loss on foreign currency transactions and forward foreign currency contracts

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed to waive management fees and/or assume expenses excluding interest, taxes, and extra ordinary expenses exceeding 1.50% for both the Initial Class shares and Class R1 shares. For the period ended June 30, 2010, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the period ended June 30, 2010, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations aggregated $487,655,523 and $475,071,090, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2010 was $162,315,241 and net unrealized appreciation aggregated $16,818,878 of which $43,102,636 related to appreciated securities and $26,283,758 related to depreciated securities.

VAN ECK VIP EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

The tax character of dividends and distributions paid to shareholders were as follows:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009

Ordinary income	$1,349,661	$253,117
Long term capital gains	—	9,562,263

Total	$1,349,661	$9,815,380

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2010, the aggregate shareholder accounts of three insurance companies own approximately 61%, 9%, and 5% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (the “VE/VIP Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2010, the Fund borrowed under this Facility. The average daily loan balance during the 80 day period for which a loan was outstanding amounted to $712,338 and the weighted average interest rate was 1.51%. At June 30, 2010, the Fund had no outstanding borrowings under the Facility.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2010, there were no offsets of custodial fees.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the period ended June 30, 2010, there was no securities lending activity.

Note 11—Payment from Adviser—In 2009, the Fund incurred a loss of $774,938 from an incorrect processing of a corporate action. The Adviser reimbursed the Fund for the total amount of the loss which is reflected in the Statement of Changes in Net Assets as Net increase from Payment from Adviser. The impact to the Fund’s total return is reflected in the Financial Highlights.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and there were no material events requiring recording or disclosure.

VAN ECK VIP EMERGING MARKETS FUND

APPROVAL OF ADVISORY AGREEMENT
(unaudited)

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 10, 2010 and June 29 and 30, 2010 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

■	The Adviser’s consolidated financial statements for the past three fiscal years;

■	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

■

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

■

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

■

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2009 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Expense Group”);

■

An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2009 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Performance Group”);

■	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

■

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

■

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the

VAN ECK VIP EMERGING MARKETS FUND

APPROVAL OF ADVISORY AGREEMENT
(continued)

quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In considering the Fund’s performance, the Board noted that the Fund’s annualized returns underperformed its Performance Group and Performance Universe averages over the two- through five-year periods ended December 31, 2009, but that the Fund’s annualized returns outperformed its Performance Group and Performance Universe averages over the one-year period ended December 31, 2009. The Board considered the impact on relative performance of the Adviser’s strategy of focusing on smaller, more growth oriented stocks and noted the improvement in the Fund’s performance in 2009. The Board also noted that a primary factor impacting the Fund’s one-year performance was the rebound in 2009 from the extreme sell-down of smaller, growth oriented emerging markets securities in 2008. The Board concluded that the investment strategy being pursued by the Adviser is appropriate for the Fund and that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that, during 2009, the Fund’s overall management fee and expense ratio were lower than the median ratios for its Expense Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for the Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 26, 2010
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  August 26, 2010
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  August 26, 2010
      ---------------